UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2008

TIM HORTONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32843	51-0370507
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

874 Sinclair Road, Oakville, ON, Canada	L6K 2Y1
(Address of principal executive offices)	(Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 20, 2008, Tim Hortons Inc. (the “Company”) issued a press release containing financial information relating to the fourth quarter and year-end 2007 results and certain other information and subsequently filed a Form 8-K attaching that press release under Item 2.02. The fourth quarter and year-end earnings results set forth in the Company’s press release, but not the version of the release attached to the Form 8-K (as Exhibit 99.1), contained a clerical transmission error in the balance sheet financial statements, affecting the current asset subtotal, which should have been reported as Cdn.$402,818 as opposed to Cdn.$408,018. No other line items on the balance sheet were impacted. Reference should be hereafter made to the press release attached hereto as Exhibit 99, which supersedes and corrects the press release issued earlier today.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99 – Press release issued by the Company dated February 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.

Date: February 20, 2008	By:	/s/ Jill E. Aebker
Jill E. Aebker
Associate General Counsel and Secretary